UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  March 12, 2003
       (Date of Earliest Event Reported:  March 12, 2003)

                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600



Item 5. Other Events
        ------------

      On March 12, 2003, we announced that Ronald L. Kuehn, Jr. will become Chief Executive Officer and Chairman of the Board of Directors effective today as the search continues for a new Chief Executive Officer of El Paso. Mr. Kuehn will replace William A. Wise who earlier announced his resignation at the end of 2003. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information
        and Exhibits
        ----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated March 12, 2003.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  March 12, 2003


                          EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------

      99.1        Press Release dated March 12, 2003.